[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                              MFS(R) INSTITUTIONAL
                              RESEARCH FUND

MFS(R) INSTITUTIONAL RESEARCH FUND
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
ASSOCIATE DIRECTOR                                  contact your financial adviser.
OF EQUITY RESEARCH
Alec C. Murray*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/Jeffrey Shames
----------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 1999, the Fund provided a total return of 14.12% (including the reinvestment of any distributions), which compares to returns of 18.90% for the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and 22.76% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Fund relies on MFS(R) Original Research(SM) to incorporate the best ideas of our more than 30 equity analysts, who cover small-, mid-, and large-cap companies; therefore, the portfolio is broadly diversified. However, the equity market has, until recently, been very narrow, with 25 to 50 large-cap growth stocks outperforming the rest of the stocks in the S&P 500. This Fund is not designed to outperform in a market favoring a small group of stocks. As the market continues to broaden, we expect the Fund to benefit.

The Fund is underweighted relative to the S&P 500 in stocks with a market capitalization of $25 billion or more and is overweighted in stocks with all other capitalizations. We believe stocks with the smaller capitalizations are selling at more attractive valuations at this time. As the market broadens to include those smaller capitalization stocks, we think the Fund will benefit. At the same time, we generally are avoiding Internet stocks or other companies trading at what we see as unsustainably high prices relative to their earnings.

Two sectors have helped performance: financial services and technology. The Fund's gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Fund had a large holding in Morgan Stanley Dean Witter, which is well managed and experienced in the markets it serves. Companies around the world are using firms like Morgan Stanley to help arrange their mergers.

The leading contributors to technology performance were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown as well as by the fact that it had built up its manufacturing capability to a point at which there was too much supply in some market segments, so prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which have helped semiconductor companies.

The continuing strength of the U.S. economy has supported cyclical companies, that is, companies whose businesses can benefit from strengthening economic cycles. For example, the Fund has benefited from paper holdings such as Bowater, the number-two newsprint producer worldwide. Bowater recently acquired a competitor, Avenor, which should give Bowater greater market share as well as the cost-savings benefits that can come from consolidation. Bowater is global in scope and is benefiting from a favorable supply/demand environment, which may result in price increases.

A few of the Fund's retailing holdings have underperformed. Although the retailing environment has been very good and Dayton Hudson, the department store chain, has performed well, the Fund was hurt by two stocks, Rite Aid and CompUSA. We have had a significant position in Rite Aid because we believe that as the population ages people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. By the end of this year, we think the Y2K issue will largely be resolved, and the company should perform better.

Respectfully,


/s/ Alec C. Murray
---------------------------
Alec C. Murray
Associate Director of Equity Research

A committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $61.5 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from May 20, 1996, through June 30, 1999)

[Graphic Omitted]

                                 MFS Institutional            S&P 500
                                   Research Fund          Composite Index
-------------------------------------------------------------------------------
5/96                                $3,000,000             $3,000,000
6/97                                 3,641,000              4,056,000
6/98                                 4,619,000              5,279,000
6/99                                 5,271,930              6,481,370

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                 1 Year       3 Years            Life*
------------------------------------------------------------------------
Cumulative Total Return         +14.12%       +79.68%          +75.73%
------------------------------------------------------------------------
Average Annual Total Return     +14.12%       +21.57%          +19.86%
------------------------------------------------------------------------

COMPARATIVE INDICES
------------------------------------------------------------------------
Average growth fund+            +18.90%       +22.76%          +21.61%
------------------------------------------------------------------------
S&P 500 Composite Index**       +22.76%       +29.11%          +28.38%
------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations,
  May 20, 1996, through June 30, 1999. Index returns are from June 1, 1996. +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Stocks - 97.3%
-----------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 91.1%
  Aerospace - 4.2%
    Gulfstream Aerospace Corp.*                   9,500           $   641,844
    Raytheon Co., "B"                             6,000               422,250
    United Technologies Corp.                    21,300             1,526,943
                                                                  -----------
                                                                  $ 2,591,037
-----------------------------------------------------------------------------
  Automotive - 1.0%
    Federal-Mogul Corp.                          11,400           $   592,800
-----------------------------------------------------------------------------
  Banks and Credit Companies - 4.5%
    Bank America Corp.                            4,400           $   322,575
    Bank of New York Co., Inc.                   12,700               465,931
    Chase Manhattan Corp.                         4,500               389,813
    PNC Bank Corp.                               10,700               616,587
    US Bancorp                                    7,200               244,800
    Wells Fargo Co.                              16,800               718,200
                                                                  -----------
                                                                  $ 2,757,906
-----------------------------------------------------------------------------
  Broadcasting - 0.7%
    Infinity Broadcasting Corp.*                 14,600           $   434,350
-----------------------------------------------------------------------------
  Business Machines - 0.9%
    Xerox Corp.                                   9,000           $   531,563
-----------------------------------------------------------------------------
  Business Services - 0.5%
    First Data Corp.                              6,400           $   313,200
    Modis Professional Services, Inc.*              800                11,000
                                                                  -----------
                                                                  $   324,200
-----------------------------------------------------------------------------
  Chemicals - 0.2%
    Cambrex Corp.                                 5,600           $   147,000
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Hewlett-Packard Co.                           3,500           $   351,750
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.3%
    Intuit, Inc.*                                   100           $     9,012
    Microsoft Corp.*                             29,300             2,642,494
                                                                  -----------
                                                                  $ 2,651,506
-----------------------------------------------------------------------------
  Computer Software - Services - 2.2%
    EMC Corp.*                                    7,800           $   429,000
    Sun Microsystems, Inc.*                      13,800               950,475
                                                                  -----------
                                                                  $ 1,379,475
-----------------------------------------------------------------------------
  Computer Software - Systems - 5.7%
    BMC Software, Inc.*                          17,000           $   918,000
    Cadence Design Systems, Inc.*                20,700               263,925
    Citrix Systems, Inc.*                         1,800               101,700
    Computer Associates International, Inc.       4,850               266,750
    Compuware Corp.*                             13,700               435,831
    Oracle Corp.*                                35,675             1,324,435
    Synopsys, Inc.*                               3,900               215,231
                                                                  -----------
                                                                  $ 3,525,872
-----------------------------------------------------------------------------
  Consumer Goods and Services - 8.1%
    Clorox Co.                                    5,400           $   576,787
    Colgate-Palmolive Co.                         3,200               316,000
    Dial Corp.                                   12,600               468,563
    Gillette Co.                                 12,000               492,000
    Newell Rubbermaid, Inc.                       9,800               455,700
    Procter & Gamble Co.                          8,800               785,400
    Tyco International Ltd.                      19,720             1,868,470
                                                                  -----------
                                                                  $ 4,962,920
-----------------------------------------------------------------------------
  Containers - 0.8%
    Owens Illinois, Inc.*                         9,000           $   294,187
    Smurfit-Stone Container Corp.*                9,621               197,832
                                                                  -----------
                                                                  $   492,019
-----------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Honeywell, Inc.                               4,100           $   475,088
-----------------------------------------------------------------------------
  Electronics - 4.1%
    Analog Devices, Inc.*                        28,433           $ 1,426,981
    LSI Logic Corp.*                             23,700             1,093,163
                                                                 ------------
                                                                 $  2,520,144
-----------------------------------------------------------------------------
  Entertainment - 4.2%
    CBS Corp.*                                    8,100           $   351,844
    Comcast Corp., "A"                            6,100               234,469
    Disney (Walt) Co.                            26,400               813,450
    MediaOne Group, Inc.*                         4,100               304,937
    Time Warner, Inc.                            12,300               904,050
                                                                  -----------
                                                                  $ 2,608,750
-----------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Associates First Capital Corp., "A"          15,620           $   692,161
    CIT Group, Inc., "A"                          7,100               205,012
    Citigroup, Inc.                              14,150               672,125
    Goldman Sachs Group, Inc.*                      500                36,125
    Morgan Stanley Dean Witter & Co.              3,100               317,750
    Providian Financial Corp.                     1,400               130,900
    Schwab (Charles) Corp.                        1,300               142,838
                                                                  -----------
                                                                  $ 2,196,911
-----------------------------------------------------------------------------
  Food and Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                     6,600           $   468,187
    Coca-Cola Co.                                 5,900               368,750
    Nabisco Holdings Corp., "A"                   7,200               311,400
    Ralston-Ralston Purina Co.                   22,100               672,669
                                                                  -----------
                                                                  $ 1,821,006
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Bowater, Inc.                                 6,200           $   292,950
-----------------------------------------------------------------------------
  Insurance - 6.5%
    American International Group, Inc.            4,400           $   515,075
    CIGNA Corp.                                   9,700               863,300
    Conseco, Inc.                                 7,758               236,134
    Equitable Cos., Inc.                          8,400               562,800
    Hartford Financial Services Group, Inc.       9,600               559,800
    Lincoln National Corp.                       12,000               627,750
    Nationwide Financial Services, Inc., "A"      4,900               221,725
    ReliaStar Financial Corp.                     8,850               387,188
                                                                  -----------
                                                                  $ 3,973,772
-----------------------------------------------------------------------------
  Internet
    Phone.com, Inc.*                                400           $    22,400
    Software.com, Inc.*                             100                 2,319
                                                                  -----------
                                                                  $    24,719
-----------------------------------------------------------------------------
  Manufacturing - 1.0%
    Danaher Corp.                                11,000           $   639,375
-----------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    American Home Products Corp.                 19,400           $ 1,115,500
    Bristol-Myers Squibb Co.                     14,200             1,000,212
    Pharmacia & Upjohn, Inc.                     15,400               874,913
                                                                  -----------
                                                                  $ 2,990,625
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.7
    Cardinal Health, Inc.                         8,900           $   570,712
    Guidant Corp.                                14,200               730,412
    HEALTHSOUTH Corp.*                           29,045               433,860
    Medtronic, Inc.                               6,900               537,338
    United HealthCare Corp.                       9,600               601,200
    VISX, Inc.*                                     500                39,594
                                                                  -----------
                                                                  $ 2,913,116
-----------------------------------------------------------------------------
  Oils - 2.4%
    Atlantic Richfield Co.                          700           $    58,494
    Conoco, Inc., "A"                            11,400               317,775
    Mobil Corp.                                  11,200             1,108,800
                                                                  -----------
                                                                  $ 1,485,069
-----------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                             4,500           $   321,188
-----------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    CKE Restaurants, Inc.                           100           $     1,625
    McDonald's Corp.                             22,200               917,137
                                                                  -----------
                                                                  $   918,762
-----------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Backweb Technologies Ltd.*                      200           $     5,475
    Carnival Corp.                                7,700               373,450
    Newport News Shipbuilding, Inc.                 800                23,600
    SPX Corp.*                                      800                66,800
    Verisign, Inc.*                               1,600               138,000
                                                                  -----------
                                                                  $   607,325
-----------------------------------------------------------------------------
  Stores - 4.3%
    CompUSA, Inc.*                               11,500           $    85,531
    CVS Corp.                                    14,900               756,175
    Dayton Hudson Corp.                           5,700               370,500
    Office Depot, Inc.*                          15,150               334,247
    Rite Aid Corp.                               18,800               462,950
    TJX Cos., Inc.                                8,800               293,150
    Wal-Mart Stores, Inc.                         7,100               342,575
                                                                  -----------
                                                                  $ 2,645,128
-----------------------------------------------------------------------------
  Supermarkets - 2.2%
    Kroger Co.*                                  24,600           $   687,262
    Safeway, Inc.*                               12,900               638,550
                                                                  -----------
                                                                  $ 1,325,812
-----------------------------------------------------------------------------
  Telecommunications - 10.8%
    Bell Atlantic Corp.                          16,900           $ 1,104,838
    Cisco Systems, Inc.*                         19,200             1,237,200
    MCI WorldCom, Inc.*                          17,407             1,498,090
    Motorola, Inc.                               11,600             1,099,100
    Sprint Corp.                                  9,200               485,875
    Sprint Corp. (PCS Group)                     21,700             1,239,612
                                                                  -----------
                                                                  $ 6,664,715
-----------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    CMS Energy Corp.                              6,900           $   288,938
    Midamerica Energy Holdings Co.                9,300               322,012
                                                                  -----------
                                                                  $   610,950
-----------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Columbia Energy Group                         3,750           $   235,078
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $56,012,881
-----------------------------------------------------------------------------
Foreign Stocks - 6.2%
  Canada - 0.1%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                   5,200           $    59,150
-----------------------------------------------------------------------------
  France - 0.1%
    TOTALFINA S.A., ADR (Oils)                    1,200           $    77,325
-----------------------------------------------------------------------------
  Germany - 0.9%
    Mannesmann AG (Conglomerate)                  3,500           $    522,979
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    ING Groep N.V. (Financial Services)*          1,953           $   105,660
-----------------------------------------------------------------------------
  Spain - 0.5%
    Repsol S.A. (Oils)                           14,900           $   304,018
-----------------------------------------------------------------------------
  Sweden - 1.3%
    Ericsson LM, "B" (Telecommunications)        22,900           $  735,532
    Ericsson LM, ADR (Telecommunications)         2,600               85,637
                                                                  -----------
                                                                  $   821,169
-----------------------------------------------------------------------------
  Switzerland - 1.0%
    UBS AG (Banks and Credit Cos.)*               2,100           $   626,785
-----------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                      7,709           $   836,426
    British Aerospace PLC (Aerospace)*              383                 2,493
    Zeneca Group PLC (Medical and Health
      Products                                   11,300               436,850
                                                                  -----------
                                                                  $ 1,275,769
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 3,792,855
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $47,126,784)                       $59,805,736
-----------------------------------------------------------------------------
Short-Term Obligations - 2.9%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                              (000 OMITTED)
-----------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99,
      at Amortized Cost                        $  1,800           $ 1,800,000
-----------------------------------------------------------------------------
Other Short-Term Obligations - 3.9%
-----------------------------------------------------------------------------
                                                SHARES
-----------------------------------------------------------------------------
    Navigator Securities Lending
      Prime Portfolio, (Identified
      Cost $2,388,410)                        2,388,410           $ 2,388,410
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $51,315,194)                  $63,994,146

Other Assets, Less Liabilities - (4.1)%                            (2,527,643)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $61,466,503
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities

--------------------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $51,315,194)                          $63,994,146
  Cash                                                                               26,302
  Foreign currency, at value (identified cost, $127)                                    122
  Receivable for Fund shares sold                                                    33,658
  Receivable for investments sold                                                   557,729
  Interest and dividends receivable                                                  29,229
  Receivable from investment adviser                                                 95,108
  Deferred organization expenses                                                      2,642
  Other assets                                                                          858
                                                                                -----------
      Total assets                                                              $64,739,794
                                                                                -----------
Liabilities:
  Payable for Fund shares reacquired                                            $     5,377
  Payable for investments purchased                                                 839,954
  Collateral for securities loaned, at value                                      2,388,410
  Payable to affiliates -
    Management fee                                                                      984
    Shareholder servicing agent fee                                                      13
    Administrative fee                                                                   25
  Accrued expenses and other liabilities                                             38,528
                                                                                -----------
      Total liabilities                                                         $ 3,273,291
                                                                                -----------
Net assets                                                                      $61,466,503
                                                                                ===========
Net assets consist of:
  Paid-in capital                                                               $38,243,123
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                            12,678,729
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                                10,244,945
  Accumulated undistributed net investment income                                   299,706
                                                                                -----------
      Total                                                                     $61,466,503
                                                                                ===========
Shares of beneficial interest outstanding                                        3,778,401
                                                                                 =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                        $16.27
                                                                                  ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $   739,309
    Interest                                                          114,498
    Foreign taxes withheld                                            (12,427)
                                                                  -----------
      Total investment income                                     $   841,380
                                                                  -----------
  Expenses -
    Management fee                                                $   494,374
    Trustees' compensation                                              5,300
    Shareholder servicing agent fee                                     6,180
    Administrative fee                                                  9,977
    Custodian fee                                                      34,881
    Printing                                                           10,827
    Postage                                                                45
    Auditing fees                                                      46,257
    Legal fees                                                          2,256
    Amortization of organization expenses                               1,394
    Miscellaneous                                                      26,870
                                                                  -----------
      Total expenses                                              $   638,361
    Fees paid indirectly                                               (7,681)
    Reduction of expenses by investment adviser                       (95,108)
                                                                  -----------
      Net expenses                                                $   535,572
                                                                  -----------
        Net investment income                                     $   305,808
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $10,391,042
    Foreign currency transactions                                      (5,725)
                                                                  -----------
      Net realized gain on investments and foreign
        currency transactions                                     $10,385,317
                                                                  -----------
  Change in unrealized depreciation -
    Investments                                                   $(1,170,266)
    Translation of assets and liabilities in
      foreign currencies                                                 (169)
                                                                  -----------
      Net unrealized loss on investments and
        foreign currency tranlation                               $(1,170,435)
                                                                  -----------
        Net realized and unrealized gain on investments
          and foreign currency                                    $ 9,214,882
                                                                  -----------
          Increase in net assets from operations                  $ 9,520,690
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       1999                    1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    305,808            $    302,383
  Net realized gain on investments and foreign
    currency transactions                                           10,385,317               4,853,932
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (1,170,435)              8,733,252
                                                                  ------------            ------------
      Increase in net assets from operations                      $  9,520,690            $ 13,889,567
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net investment income                                      $   (211,336)           $   (191,092)
  From net realized gain on investments and foreign
    currency transactions                                           (3,357,558)             (1,547,045)
                                                                  ------------            ------------
      Total distributions declared to shareholders                $ (3,568,894)           $ (1,738,137)
                                                                  ------------            ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                    $(44,862,521)           $ 45,934,074
                                                                  ------------            ------------
      Total increase (decrease) in net assets                     $(38,910,725)           $ 58,085,504

Net assets:
  At beginning of period                                           100,377,228              42,291,724
                                                                  ------------            ------------
  At end of period (including accumulated undistributed net
    investment income of $299,706 and $211,305,
    respectively)                                                 $ 61,466,503            $100,377,228
                                                                  ============            ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,                      PERIOD ENDED
                                                           -------------------------------------------            JUNE 30,
                                                             1999               1998              1997               1996*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $14.76             $12.10            $ 9.78              $10.00
                                                           ------             ------            ------              ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.05             $ 0.07            $ 0.06              $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         1.99               3.07              2.29               (0.24)
                                                           ------             ------            ------              ------
      Total from investment operations                     $ 2.04             $ 3.14            $ 2.35              $(0.22)
                                                           ------             ------            ------              ------
Less distributions declared to shareholders -
  From net investment income                               $(0.03)            $(0.05)           $(0.03)             $ --
  From net realized gain on investments and foreign
    currency transactions                                   (0.50)             (0.43)             --                  --
                                                           ------             ------            ------              ------
       Total distributions declared to shareholders        $(0.53)            $(0.48)           $(0.03)             $ --
                                                           ------             ------            ------              ------
Net asset value - end of period                            $16.27             $14.76            $12.10              $ 9.78
                                                           ======             ======            ======              ======
Total return                                               14.12%             26.86%            24.12%             (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.66%              0.65%             0.65%               0.65%+
  Net investment income                                     0.37%              0.49%             0.56%               1.52%+
Portfolio turnover                                            99%                73%               84%                  6%
Net assets at end of period (000 omitted)                 $61,467           $100,377           $42,292             $22,779

(S)The investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                  $ 0.04             $ 0.05            $ 0.03              $ --
    Ratios (to average net assets):
      Expenses##                                            0.77%              0.76%             0.90%               2.03%+
      Net investment income                                 0.26%              0.38%             0.31%               0.14%+

  *For the period from the commencement of the Fund's investment operations, May 20, 1996, through June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $2,309,483. These loans were collateralized by cash of $2,388,410. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1999, $6,071 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment advisor has voluntarily agreed to pay the Fund's operating expenses, exclusive of management fees, such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $79,929,897 and $127,105,960, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $51,805,640
                                                              -----------
Gross unrealized appreciation                                 $13,290,772
Gross unrealized depreciation                                  (1,102,266)
                                                              -----------
  Net unrealized appreciation                                 $12,188,506
                                                              ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                             YEAR ENDED JUNE 30, 1999          YEAR ENDED JUNE 30, 1998
                                        -----------------------------       ---------------------------
                                            SHARES             AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                506,640       $  7,453,881       3,750,333       $52,046,353
Shares issued to shareholders in
  reinvestment
  of distributions                         240,978          3,568,894         141,908         1,725,601
Shares reacquired                       (3,768,134)       (55,885,296)       (588,716)       (7,837,880)
                                        ----------       ------------       ---------       -----------
    Net increase (decrease)             (3,020,516)      $(44,862,521)      3,303,525       $45,934,074
                                        ==========       ============       =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1999, was $830. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Research Fund as of June 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for each of the years in the four-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Research Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

                  -------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

The Fund has designated $3,237,130 as a capital gain dividend.

For the year ended June 30, 1999, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 35.43%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

IRF-2 8/99 .5M